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               SECURITIES AND EXCHANGE COMMISSION
                         FORM 8-K/A
                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 31, 2000



                Medical Management Systems, Inc.
     (Exact Name of Registrant as specified in its Charter)


Colorado                      0-29462        95-4121451
(State or other jurisdiction  (Commission    (IRS Employer
of incorporation)             File Number)   Identification No.)


                   c/o Bookdigital.com, Inc.
                    65 Broadway - 5th Floor
                  New York, New York     10004
      (Address of Principal Executive Offices) (Zip Code)


                         (212) 480-6380
     (Registrant's telephone number, including area code.)


                        Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On May 31, 2000, the Company dismissed the firm of Hein & Associates, LLP ("HALLP") as the Company's independent auditors, effective immediately. The Company then selected Simon Krowitz Bolin & Associates, P.A., 11300 Rockville Pike - Suite 800, Rockville, Maryland 20852 ("SKBAPA") to act as the Company's independent auditors for the fiscal year ending December 31, 2000. The foregoing actions of the Company were ratified by the Board of Directors.

     The reports of HALPP on the Company's financial statements for the years ended December 31, 1998 and December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained a "going concern" explanatory paragraph.

     During the two years ended December 31, 1999, and during the subsequent period from January 1, 2000 to May 31, 2000, there were no "Disagreements" (as such term is defined under the Federal Securities laws) with HALLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which Disagreements, if not resolved to the satisfaction of HALLP would have caused that firm to make reference to the subject matter of the Disagreements in connection with their report.

     During the two years ended December 31, 1999, and during the subsequent period from January 1, 2000 to May 31, 2000, the Company was not (i) advised by HALPP that the Company did not have internal controls necessary to develop reliable financial statements; (ii) advised by HALLP that it was no longer able to rely on management's representations or that it was unwilling to be associated with financial statements prepared by management; (iii) advised by HALLP of a need to expand the scope of its audit; or (iv) advised by HALLP that information had come to its attention that materially impacted the fairness or reliability of any audit report or financial statement issued or to be issued, or caused them to be unwilling to rely on management's representations or be associated with the Company's financial statements (collectively, "Reportable Events").

     During the two years ended December 31, 1999, and during the subsequent period from January 1, 2000 to May 31, 2000, neither the Company, nor anyone on its behalf, consulted SKBAPA on (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of Disagreement or a Reportable Event. A letter from HALLP is attached as Exhibit 16.

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ITEM 5. OTHER EVENTS.

     As previously reported in its Form 10-QSB for the quarter ended March 31, 2000, the Company is engaged in an exchange offer (the "Exchange Offer") for the shares of common stock of Bookdigital.com, Inc., a privately held Delaware corporation ("Bookdigital"). The Exchange Offer was originally scheduled to be concluded on May 31, 2000. However, the Company has extended Exchange Offer to June 30, 2000. As of May 31, 2000, the holders of 10,968,300 of Bookdigital's 11,234,200 outstanding shares of common stock tendered their Bookdigital Shares for exchange. In such connection, the Company will issue an aggregate of approximately 3,414,761 shares of its common stock to holders of Bookdigital and its shares outstanding will increase from 263,256 shares to approximately 3,678,017 shares.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) EXHIBITS

16.2      Letter from Hein & Associates, dated June 2, 2000.

(b)  Financial Statements. None

(c)  Pro Forma Financial Information. None



























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                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.

                         MEDICAL MANAGEMENT SYSTEMS, INC.


                         By:  /s/ Ray Vahab
                              Ray Vahab,
                              Chief Executive Officer

Dated: June 21, 2000







































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EXHIBIT 16.2



             [LETTERHEAD OF HEIN + ASSOCIATES, LLP]

June 2, 2000

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

     We were previously principal accountants for Medical Management Systems, Inc. and, under the date of March 1, 2000, we reported on the financial statements of Medical Management Systems, Inc. as of and for the years ended December 31, 1998 and 1999. On May 31, 2000, our appointment as principal accountants was terminated. We have read Medical Management's Systems Inc.'s statements included under Item 4 of its Form 8-K dated May 31, 2000, and we agree with such statements, except that we are not in a position to agree or disagree with Medical Management System, Inc.'s statements that our termination and the appointment of Simon Krowitz Bolin & Associates, P.A. were ratified by the Board of Directors, or whether there was any consultation with Simon Krowitz Bolin & Associates, P.A..

Very truly yours,

/s/ HEIN + ASSOCIATES, LLP